SECURITIES AND EXCHANGE COMMISSION

                           Washington, D. C.  20549





                                   FORM 8-K

                                CURRENT REPORT




                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                         Date of Report January 14, 1999
                                        ----------------
                        (Date of earliest event reported)



                               FORD MOTOR COMPANY
                               ------------------
            (Exact name of registrant as specified in its charter)


                                   Delaware
                                   --------
                (State or other jurisdiction of incorporation)


       1-3950                                           38-0549190
       ------                                           ----------
(Commission File Number)                    (IRS Employer Identification No.)


 The American Road, Dearborn,  Michigan                     48121
 ----------------------------  --------                     -----
(Address of principal executive offices)                 (Zip Code)



        Registrant's telephone number, including area code 313-322-3000
                                                           ------------


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Item 5.  Other Events.
-------  -------------

      News release dated January 14, 1999, filed as Exhibit 20 to this Current Report on Form 8-K, is incorporated by reference herein.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
-------  -------------------------------------------------------------------


                                   EXHIBITS
                                   --------

Designation            Description                    Method of Filing
-----------            -----------                    ----------------
Exhibit 20             News Release dated             Filed with this Report
                       January 14, 1999



                                   SIGNATURE
                                   ---------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.


                                    FORD MOTOR COMPANY
                                    ------------------------
                                    (Registrant)


Date:  January 14, 1999               By:/s/Peter Sherry, Jr.
                                         --------------------
                                         Peter Sherry, Jr.
                                         Assistant Secretary

                                 EXHIBIT INDEX
                                 -------------


DESIGNATION                         DESCRIPTION              PAGE
-----------                         -----------              ----
Exhibit 20                         News Release dated
                                   January 14, 1999